Putnam VT Equity Income Fund
The fund's portfolio
3/31/19 (Unaudited)

COMMON STOCKS (97.4%)(a)
	Shares	Value
Aerospace and defense (3.1%)
Northrop Grumman Corp.	93,690	$25,258,824
Raytheon Co.	95,460	17,381,357

		42,640,181
Airlines (0.8%)
Southwest Airlines Co.	213,710	11,093,686

		11,093,686
Auto components (0.8%)
Delphi Automotive PLC	134,520	10,692,995

		10,692,995
Automobiles (0.9%)
General Motors Co.	338,380	12,553,898

		12,553,898
Banks (12.6%)
Bank of America Corp.	1,602,405	44,210,354
BB&T Corp.(S)	179,490	8,351,670
Citigroup, Inc.	603,455	37,546,970
JPMorgan Chase & Co.	510,116	51,639,043
KeyCorp	447,370	7,046,078
Regions Financial Corp.	912,760	12,915,554
Wells Fargo & Co.	293,382	14,176,218

		175,885,887
Beverages (2.2%)
Keurig Dr Pepper, Inc.	137,480	3,845,316
Molson Coors Brewing Co. Class B	191,970	11,451,011
PepsiCo, Inc.	129,660	15,889,833

		31,186,160
Biotechnology (2.3%)
Amgen, Inc.	92,790	17,628,244
Gilead Sciences, Inc.	219,680	14,281,397

		31,909,641
Building products (1.1%)
Johnson Controls International PLC	396,060	14,630,456

		14,630,456
Capital markets (3.2%)
Charles Schwab Corp. (The)	150,480	6,434,525
Goldman Sachs Group, Inc. (The)	61,469	11,801,433
KKR & Co., Inc. Class A	642,512	15,092,607
State Street Corp.	160,690	10,575,009

		43,903,574
Chemicals (2.3%)
Air Products & Chemicals, Inc.	62,960	12,022,842
DowDuPont, Inc.	338,957	18,069,798
Sherwin-Williams Co. (The)	5,200	2,239,692

		32,332,332
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $13) (Private) (Germany)(NON)(F)(RES)	10	8
New Middle East Other Assets GmbH (acquired 8/2/13, cost $5) (Private) (Germany)(NON)(F)(RES)	4	3

		11
Communications equipment (1.4%)
Cisco Systems, Inc.	363,080	19,602,689

		19,602,689
Consumer finance (0.6%)
Capital One Financial Corp.	107,760	8,802,914
Oportun Financial Corp. (acquired 6/23/15, cost $223,215) (Private)(NON)(F)(RES)	78,321	167,932

		8,970,846
Containers and packaging (0.9%)
Ball Corp.	208,930	12,088,690

		12,088,690
Diversified telecommunication services (1.9%)
AT&T, Inc.	577,280	18,103,501
Verizon Communications, Inc.	144,080	8,519,450

		26,622,951
Electric utilities (4.6%)
American Electric Power Co., Inc.	244,880	20,508,700
Edison International	169,300	10,483,056
Exelon Corp.	371,870	18,641,843
NextEra Energy, Inc.	73,380	14,185,822

		63,819,421
Electrical equipment (0.3%)
Emerson Electric Co.	68,200	4,669,654

		4,669,654
Energy equipment and services (0.5%)
Halliburton Co.	222,580	6,521,594

		6,521,594
Equity real estate investment trusts (REITs) (3.3%)
American Tower Corp.(R)	106,288	20,945,113
Boston Properties, Inc.(R)	78,350	10,489,498
Gaming and Leisure Properties, Inc.(R)	383,336	14,785,270

		46,219,881
Food and staples retail (5.0%)
BJ's Wholesale Club Holdings, Inc.(NON)(S)	504,534	13,824,232
Kroger Co. (The)	592,420	14,573,532
Walgreens Boots Alliance, Inc.	134,270	8,495,263
Walmart, Inc.	329,440	32,130,283

		69,023,310
Health-care equipment and supplies (2.9%)
Becton Dickinson and Co. (BD)	101,042	25,233,219
Danaher Corp.	117,010	15,447,660

		40,680,879
Health-care providers and services (1.3%)
Cigna Corp.	114,000	18,333,480

		18,333,480
Hotels, restaurants, and leisure (0.9%)
Hilton Worldwide Holdings, Inc.	153,792	12,781,653

		12,781,653
Household durables (0.6%)
HC Brillant Services GmbH (acquired 8/2/13 to 8/31/16, cost $13) (Private) (Germany)(NON)(F)(RES)	20	17
PulteGroup, Inc.	279,610	7,817,896

		7,817,913
Household products (1.4%)
Procter & Gamble Co. (The)	184,590	19,206,590

		19,206,590
Independent power and renewable electricity producers (1.0%)
NRG Energy, Inc.	340,770	14,475,910

		14,475,910
Industrial conglomerates (1.0%)
General Electric Co.	352,190	3,518,378
Honeywell International, Inc.	62,690	9,962,695

		13,481,073
Insurance (3.3%)
American International Group, Inc.	332,780	14,329,507
Assured Guaranty, Ltd.	473,737	21,048,135
Hartford Financial Services Group, Inc. (The)	214,270	10,653,504

		46,031,146
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13, cost $636,303) (Private) (Luxembourg)(NON)(F)(RES)	15,020	135,472

		135,472
IT Services (1.8%)
DXC Technology Co.	175,820	11,306,984
Fidelity National Information Services, Inc.	120,380	13,614,978

		24,921,962
Machinery (0.5%)
Stanley Black & Decker, Inc.	52,380	7,132,585
Wabtec Corp.	1,891	139,405

		7,271,990
Media (2.4%)
Charter Communications, Inc. Class A(NON)	44,080	15,291,793
Comcast Corp. Class A	466,730	18,659,865

		33,951,658
Metals and mining (1.3%)
Alcoa Corp.(NON)	362,240	10,200,678
Freeport-McMoRan, Inc. (Indonesia)	601,320	7,751,015

		17,951,693
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc.(R)	633,271	4,603,880

		4,603,880
Oil, gas, and consumable fuels (10.8%)
Anadarko Petroleum Corp.	194,829	8,860,823
BP PLC (United Kingdom)	2,306,430	16,777,390
ConocoPhillips	356,690	23,805,491
Encana Corp. (Canada)	837,230	6,064,569
Enterprise Products Partners LP	526,430	15,319,113
EOG Resources, Inc.	81,200	7,728,616
Exxon Mobil Corp.	317,348	25,641,718
Kinder Morgan, Inc.	485,610	9,717,056
Marathon Oil Corp.	479,610	8,014,283
TOTAL SA (France)	231,530	12,861,277
Valero Energy Corp.	184,220	15,627,383

		150,417,719
Personal products (0.3%)
Coty, Inc. Class A	316,183	3,636,105

		3,636,105
Pharmaceuticals (7.3%)
AstraZeneca PLC ADR (United Kingdom)	414,720	16,767,130
Eli Lilly & Co.	149,050	19,340,728
Johnson & Johnson	212,010	29,636,878
Merck & Co., Inc.	273,575	22,753,233
Pfizer, Inc.	315,053	13,380,301

		101,878,270
Road and rail (1.4%)
Union Pacific Corp.	117,920	19,716,224

		19,716,224
Semiconductors and semiconductor equipment (3.2%)
Intel Corp.	228,270	12,258,099
NXP Semiconductors NV	67,100	5,930,969
ON Semiconductor Corp.(NON)	214,450	4,411,237
Qualcomm, Inc.	233,850	13,336,466
Texas Instruments, Inc.	75,010	7,956,311

		43,893,082
Software (3.3%)
Microsoft Corp.	395,370	46,629,938

		46,629,938
Specialty retail (1.5%)
Home Depot, Inc. (The)	57,280	10,991,459
O'Reilly Automotive, Inc.(NON)	25,190	9,781,277

		20,772,736
Technology hardware, storage, and peripherals (2.1%)
Apple, Inc.	150,860	28,655,857

		28,655,857
Thrifts and mortgage finance (1.0%)
Radian Group, Inc.	705,539	14,632,879

		14,632,879

Total common stocks (cost $1,073,360,343)		$1,356,245,966

CONVERTIBLE PREFERRED STOCKS (0.6%)(a)
	Shares	Value
Danaher Corp. 4.75% cv. pfd.(NON)	7,042	$7,378,608
Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $76,664) (Luxembourg) (Private)(NON)(F)(RES)	11,662	107,288
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $610) (Private)(NON)(F)(RES)	214	459
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $11,658) (Private)(NON)(F)(RES)	3,701	8,771
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $27,379) (Private)(NON)(F)(RES)	5,379	20,598
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $39,712) (Private)(NON)(F)(RES)	7,802	29,877
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $22,267) (Private)(NON)(F)(RES)	4,056	16,753
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $67,223) (Private)(NON)(F)(RES)	8,753	50,574
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $188,556) (Private)(NON)(F)(RES)	66,160	141,857
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $238,428) (Private)(NON)(F)(RES)	83,659	179,377
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $732,781) (Private)(NON)(F)(RES)	257,360	551,256

Total convertible preferred stocks (cost $8,468,795)		$8,485,418

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 1.625%, 7/31/20(i)	$21,000	$20,846

Total U.S. treasury obligations (cost $20,846)		$20,846

SHORT-TERM INVESTMENTS (3.0%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.86%(AFF)	Shares	11,240,700	$11,240,700
Putnam Short Term Investment Fund 2.64%(AFF)	Shares	29,213,143	29,213,143
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.39%(P)	Shares	390,000	390,000
U.S. Treasury Bills 2.431%, 5/2/19		$72,000	71,854
U.S. Treasury Bills 2.425%, 5/16/19		11,000	10,968
U.S. Treasury Bills 2.461%, 7/25/19		127,000	126,041
U.S. Treasury Bills 2.443%, 5/9/19		162,000	161,596
U.S. Treasury Bills 2.431%, 5/23/19		669,000	666,734

Total short-term investments (cost $41,880,979)			$41,881,036
TOTAL INVESTMENTS

Total investments (cost $1,123,730,963)			$1,406,633,266

	FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $46,947,031) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	6/19/19	$574,057	$583,752	$9,695
	Barclays Bank PLC
		British Pound	Sell	6/19/19	15,591,709	15,821,430	229,721
	Citibank, N.A.
		Canadian Dollar	Sell	4/17/19	3,094,179	3,051,570	(42,609)
	Goldman Sachs International
		British Pound	Sell	6/19/19	14,651,876	14,902,859	250,983
		Canadian Dollar	Sell	4/17/19	1,776,241	1,751,707	(24,534)
		Euro	Sell	6/19/19	3,882,560	3,948,780	66,220
	State Street Bank and Trust Co.
		Euro	Sell	6/19/19	6,771,808	6,886,933	115,125

	Unrealized appreciation						671,744

	Unrealized (depreciation)						(67,143)

	Total						$604,601
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,392,582,598.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,410,251, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$16,799,945	$71,151,860	$76,711,105	$102,535	$11,240,700
	Putnam Short Term Investment Fund**	44,391,738	59,013,732	74,192,327	173,660	29,213,143

	Total Short-term investments	$61,191,683	$130,165,592	$150,903,432	$276,195	$40,453,843
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $11,240,700, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $11,086,520.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $43,526 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $42,609 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$60,574,609	$—	$—
Consumer discretionary	64,619,178	—	135,489
Consumer staples	123,052,165	—	—
Energy	156,939,313	—	—
Financials	293,860,280	—	167,932
Health care	192,802,270	—	—
Industrials	113,503,264	—	11
Information technology	163,703,528	—	—
Materials	62,372,715	—	—
Real estate	46,219,881	—	—
Utilities	78,295,331	—	—

Total common stocks	1,355,942,534	—	303,432
Convertible preferred stocks	—	7,378,608	1,106,810
U.S. treasury obligations	—	20,846	—
Short-term investments	29,603,143	12,277,893	—

Totals by level	$1,385,545,677	$19,677,347	$1,410,242
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$604,601	$—

Totals by level	$—	$604,601	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$671,744	$67,143

Total	$671,744	$67,143

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$48,000,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com